Fees Summary	Feb. 23, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	24,723.03
Total Transaction Valuation	179,022,632.00
Total Offset Amount	0.00
Net Fee	$ 24,723.03